Exhibit 99.1

AMKOR TECHNOLOGY, INC.

LETTER OF TRANSMITTAL

OFFER FOR ALL OUTSTANDING

7 1/8% SENIOR NOTES DUE 2011

IN EXCHANGE FOR

7 1/8% SENIOR NOTES DUE 2011

THAT HAVE BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED

PURSUANT TO THE PROSPECTUS, DATED                         , 2004

            THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                         , 2004, UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS OF ORIGINAL NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Deliver to the Exchange Agent:

Wells Fargo Bank, National Association

By Mail (Registered or Certified Mail Recommended) or Courier:	By Facsimile Transmission (Eligible Institutions Only):	Confirm by Telephone:
Wells Fargo Bank, National Association Corporate Trust Operations MAC N9303-121 Sixth Street and Marquette Avenue Minneapolis, MN 55479 Attention: Amkor Exchange Offer	(612) 677-6961 Attention: Joe Taffe	(612) 316-4305

      DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.

      The undersigned hereby acknowledges receipt and review of the prospectus, dated                     , 2004, of Amkor Technology, Inc. (the “Company”) and this letter of transmittal. These two documents together constitute the Company’s offer (the “Exchange Offer”) to exchange up to $250,000,000 in aggregate principal amount of its 7 1/8% Senior Notes due March 15, 2011 (the “Exchange Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of its outstanding 7 1/8% Senior Notes due 2011 (the “Original Notes”).

      For each Original Note accepted for exchange, the holder of such Original Note will receive an Exchange Note having a principal amount equal to that of the surrendered Original Note. The Exchange Notes will bear interest from the most recent date to which interest has been paid on the Original Notes or, if no interest has been paid on the Original Notes, from March 12, 2004. As a result, registered holders of Exchange Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from March 12, 2004. Original Notes accepted for exchange will cease to accrue interest from and after the closing date of the Exchange Offer. Holders of Original Notes whose Original Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Original Notes otherwise payable on any interest payment date the record date for which occurs on or after the closing date of the Exchange Offer.

      The Company reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer for the Original Notes is open, at its discretion, in which event the term “Expiration Date” shall mean the latest date to which such Exchange Offer is extended. The Company shall notify Wells Fargo Bank, National Association (the “Exchange Agent”) of any extension by oral or written notice and shall make a public announcement thereof no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

      This letter of transmittal is to be completed by a holder of Original Notes if certificates of Original Notes are to be forwarded herewith. The term “holder” with respect to the Exchange Offer for Original Notes means any person in whose name such Original Notes are registered on the books of the Company, any person who holds such Original Notes and has obtained a properly completed bond power from the registered holder or any participant in the DTC system whose name appears on a security position listing as the holder of such Original Notes and who desires to deliver such Original Notes by book-entry transfer at The Depository Trust Company (“DTC”). Original Notes tendered by book-entry transfer by holders of Original Notes in book-entry form must be made by delivering an agent’s message transmitted by DTC pursuant to the procedures set forth in the prospectus under the captions “The Exchange Offer — Procedures for Tendering” and “— Book-Entry Transfer” in lieu of this letter. Holders of Original Notes whose Original Notes are not immediately available, or who are unable to deliver their Original Notes, this letter of transmittal and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date for the Exchange Offer, or who are unable to complete the procedure for book-entry tender of these Original Notes into the Exchange Agent’s account at DTC (“Book-Entry Confirmation”) on a timely basis, must tender their Original Notes according to the guaranteed delivery procedures set forth in the prospectus under the caption “The Exchange Offer — Guaranteed Delivery Procedures.” See Instruction 2.

      DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT. PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

      List below the Original Notes to which this letter of transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this letter of transmittal.

DESCRIPTION OF ORIGINAL NOTES

Principal
		Amount of	Principal
Name(s) and Address(es) of Registered Holder(s)	Certificate	Original	Amount
Exactly as Name(s) Appear(s) on Original Notes	Number(s)*	Note(s)	Tendered**

Total principal amount tendered

* Need not be completed by holders tendering by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered the entire aggregate principal amount represented by the Original Notes indicated in the column labeled “Principal Amount of Original Note(s).” All tenders must be in integral multiples of $1,000.

☐	CHECK HERE IF CERTIFICATES REPRESENTING TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

DTC Account Number(s):

Transaction Code Number(s):

☐	CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY EITHER ENCLOSED HEREWITH OR PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT (COPY ATTACHED) (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered holder(s) of Original Notes:

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if available):

Name of Eligible Institution which Guaranteed Delivery:

If Delivered by Book-Entry Transfer, Complete the Following:

DTC Account Number(s):

Transaction Code Number(s):

☐	CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

Area Code and Telephone Number of Contact Person:

Taxpayer Identification or Social Security Number:

      If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction, including the delivery of a prospectus that contains information with respect to any selling holder required by the Securities Act in connection with any resale of any Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. If the undersigned is a broker-dealer that will receive Exchange Notes, it represents that the Original Notes to be exchanged for the Exchange Notes were acquired as a result of market-making activities or other trading activities.

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the aggregate principal amount of Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the principal amount of Original Notes tendered in accordance with this letter of transmittal, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact for the undersigned (with full knowledge that said Exchange Agent also acts as the agent for the Company in connection with the Exchange Offer) with respect to the tendered Original Notes, with full power of substitution to (i) deliver certificates representing such Original Notes, or transfer ownership of such Original Notes on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (ii) present and deliver such Original Notes for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership with respect to such Original Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Original Notes tendered hereby and to acquire the Exchange Notes issuable upon the exchange of such tendered Original Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Company.

      The undersigned acknowledges that the Exchange Offer is being made in reliance upon interpretations set forth in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the “SEC”), including Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991), Mary Kay Cosmetics, Inc. (available June 5, 1991) and similar no-action letters (the “Prior No-Action Letters”), that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, PROVIDED that such Exchange Notes are acquired in the ordinary course of such holders’ business and such holders are not engaging in, do not intend to engage in and have no arrangement or understanding with any person to participate in a distribution of such Exchange Notes. The SEC has not, however, considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances.

      The undersigned hereby further represents to the Company that (i) any Exchange Notes received are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not the undersigned, (ii) neither the undersigned nor any such other person is engaged in or intends to engage in or has an arrangement or understanding with any person to participate in the distribution of the Original Notes or the Exchange Notes within the meaning of the Securities Act and (iii) neither the holder nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act, of the Company or, if so, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

      If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is tendering Original Notes in the Exchange Offer with the intention of participating in any manner in a distribution of the Exchange Notes (i) the undersigned cannot rely on the position of the staff of the SEC set forth in the Prior No-Action Letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes, in which case the registration statement must contain the selling securityholder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC, and

(ii) failure to comply with such requirements in such instance could result in the undersigned incurring liability under the Securities Act for which the undersigned is not indemnified by the Company.

      The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Original Notes tendered hereby, including the transfer of such Original Notes on the account books maintained by DTC.

      For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Original Notes when, as and if the Company gives oral or written notice thereof to the Exchange Agent. Any tendered Original Notes that are not accepted for exchange pursuant to such Exchange Offer for any reason will be returned, without expense, to the undersigned as promptly as practicable after the Expiration Date for such Exchange Offer.

      All authority conferred or agreed to be conferred by this letter of transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this letter of transmittal shall be binding upon the undersigned’s successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives.

      The undersigned acknowledges that the Company’s acceptance of properly tendered Original Notes pursuant to the procedures described under the caption “The Exchange Offer — Procedures for Tendering” in the prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The valid tender of Original Notes may be withdrawn only in accordance with procedures set forth in the prospectus under the caption “The Exchange Offer — Withdrawl Rights.”

      The Exchange Offer is subject to certain conditions set forth in the prospectus under the caption “The Exchange Offer — Conditions to the Completion of the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), the Company may not be required to exchange any of the Original Notes tendered hereby.

      Unless otherwise indicated herein under “Special Issuance Instructions,” please issue the Exchange Notes issued in exchange for the Original Notes accepted for exchange, and return any Original Notes not tendered or not exchanged, in the name(s) of the undersigned (or, in the case of a book-entry delivery of Original Notes, please credit the account indicated above maintained at DTC). Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” please mail or deliver the Exchange Notes issued in exchange for the Original Notes accepted for exchange and any Original Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the Exchange Notes issued in exchange for the Original Notes accepted for exchange in the name(s) of, and return any Original Notes not tendered or not exchanged to, the person(s) (or account(s)) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Original Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Original Notes so tendered for exchange.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 4 and 5)

   To be completed ONLY (i) if Original Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Original Notes accepted for exchange, are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) on this letter of transmittal, or (ii) if Original Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC other than the DTC Account Number set forth above.

Issue: (please check one or more)

☐ Exchange Notes
☐ Original Notes
in the name of:

Name:

(Please Type or Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

☐	Credit unexchanged Original Notes delivered by book-entry transfer to the DTC account set forth below.
DTC Account Number:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 4 and 5)

   To be completed ONLY if Original Notes in a principal amount not tendered, and/or Exchange Notes issued in exchange for Original Notes accepted for exchange, are to be mailed or delivered to someone other than the person(s) whose signature(s) appear(s) on this letter of transmittal, or to such person(s) at an address other than that shown in the box entitled “Description of Original Notes” on this letter of transmittal above.

Mail or deliver: (please check one or more)

☐ Exchange Notes
☐ Original Notes
in the name of:

Name:

(Please Type or Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

     IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF), OR AN AGENT’S MESSAGE IN LIEU THEREOF PURSUANT TO DTC’S AUTOMATED TENDER OFFER PROGRAM (“ATOP”) SYSTEM (TOGETHER WITH THE CERTIFICATES EVIDENCING ORIGINAL NOTES OR A BOOK-ENTRY CONFIRMATION, AS APPLICABLE, AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

IMPORTANT

PLEASE SIGN HERE WHETHER OR NOT ORIGINAL NOTES

ARE BEING PHYSICALLY TENDERED HEREBY
(ALSO COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

X

________________________________________________________________________________

X

________________________________________________________________________________ (Signature(s) of Registered Holder(s) of Original Notes)

Dated ______________________________ , 2004

          The above lines must be signed by the registered holder(s) of Original Notes as your name(s) appear(s) on the certificate(s) of the Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this letter of transmittal. If Original Notes to which this letter of transmittal relate are held of record by two or more joint holders, then all such holders must sign this letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person’s authority so to act. See Instruction 4 regarding the completion of this letter of transmittal, printed below.

Name(s):

(Please Type or Print)

Capacity:

Address:

(Including Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number

SIGNATURE GUARANTEE

(If Required by Instruction 4)

Certain signatures must be guaranteed by an Eligible Institution.

Signature(s) Guaranteed by an Eligible Institution:

(Authorized Signature)

(Title)

(Name of Firm)

(Address, Include Zip Code)

(Area Code and Telephone Number)

Dated ______________________________ , 2004

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

      1.     DELIVERY OF THIS LETTER OF TRANSMITTAL AND ORIGINAL NOTES OR AGENT’S MESSAGE AND BOOK-ENTRY CONFIRMATIONS. This letter of transmittal (or a facsimile hereof) is to be completed by holders of Original Notes if certificates for Original Notes are to be forwarded with this letter. Original Notes tendered by book-entry transfer by holders of Original Notes in book-entry form must be made by delivering an agent’s message transmitted by DTC pursuant to the procedures set forth in the section of the prospectus entitled “The Exchange Offer — Book-Entry Transfer.” In the case of Original Notes held (i) in certificated form, certificates for all physically tendered Original Notes and a properly completed and duly executed letter of transmittal or a facsimile hereof, or (ii) in book-entry form, a book-entry confirmation and delivery of an agent’s message, and in either case, any other documents required by this letter of transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. THE METHOD OF DELIVERY OF THE TENDERED ORIGINAL NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR ORIGINAL NOTES SHOULD BE SENT TO THE COMPANY.

      2.     GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Original Notes and (a) whose certificates for Original Notes are not immediately available, (b) who cannot deliver their certificates for Original Notes, this letter of transmittal or any other documents required hereby to the Exchange Agent on or prior to the Expiration Date, or (c) who are unable to comply with the applicable procedures under DTC’s ATOP on a timely basis, may tender their Original Notes according to the guaranteed delivery procedures set forth in the section of the prospectus entitled “The Exchange Offer–Guaranteed Delivery Procedures.” Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or a trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”); (ii) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed notice of guaranteed delivery (by facsimile transmission, mail or hand delivery) or a properly transmitted agent’s message and notice of guaranteed delivery setting forth the name and address of the holder of the Original Notes and the total principal amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this letter of transmittal (or facsimile hereof or an agent’s message in lieu hereof) together with the certificates for all physically tendered Original Notes in proper form for transfer (or a Book-Entry Confirmation) and any other documents required hereby, will be deposited by the Eligible Institution with the Exchange Agent; and (iii) this letter of transmittal (or facsimile hereof or an agent’s message in lieu hereof) together with the certificates for all physically tendered Original Notes in proper form for transfer (or Book-Entry Confirmation, as the case may be) and all other documents required hereby are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

      Any holder of Original Notes who wishes to tender Original Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the notice of guaranteed delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a notice of guaranteed delivery will be sent to holders who wish to tender their Original Notes according to the guaranteed delivery procedures set forth above.

      See “The Exchange Offer — Guaranteed Delivery Procedures” section of the prospectus.

      3.     PARTIAL TENDERS. Tenders of Original Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the principal amount of the Original Notes to be tendered in the fourth column of the box entitled “Description of Original Notes” above. The entire aggregate principal amount of Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire aggregate principal amount of the Original Notes is not tendered, a reissued certificate representing the balance of the nontendered Original Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box above, as promptly as practicable after the Original Notes are accepted for exchange.

      4.     SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this letter of transmittal (or facsimile hereof) is signed by the registered holder(s) of the Original Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates of Original Notes without alteration, enlargement or any change whatsoever.

      If any tendered Original Notes are owned of record by two or more joint owners, all of such owners must sign this letter. If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this letter as there are different registrations of certificates.

      If this letter of transmittal (or facsimile hereof) is signed by the registered holder(s) of Original Notes listed herein and tendered hereby and the Exchange Notes issued in exchange therefor are to be issued (or any untendered principal amount of Original Notes is to be reissued) to the registered holder(s), no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Original Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

      If this letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

      If this letter of transmittal (or facsimile hereof) or any certificates of Original Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this letter of transmittal.

      NO SIGNATURE GUARANTEE IS REQUIRED IF (i) THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) IS SIGNED BY THE REGISTERED HOLDER(S) OF THE ORIGINAL NOTES TENDERED HEREIN (OR BY A PARTICIPANT IN THE DTC WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE OWNER OF THE TENDERED ORIGINAL NOTES) AND THE EXCHANGE NOTES ARE TO BE ISSUED DIRECTLY TO SUCH REGISTERED HOLDER(S) (OR, IF SIGNED BY A PARTICIPANT IN THE DTC, DEPOSITED TO SUCH PARTICIPANT’S ACCOUNT AT THE DTC) AND NEITHER THE BOX ENTITLED “SPECIAL DELIVERY INSTRUCTIONS” NOR THE BOX ENTITLED “SPECIAL ISSUANCE INSTRUCTIONS” HAS BEEN COMPLETED, OR (ii) SUCH ORIGINAL NOTES ARE TENDERED FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION. IN ALL OTHER CASES, ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

      5.     SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders of Original Notes should indicate, in the applicable box or boxes, the name and address to which Exchange Notes or substitute certificates evidencing Original Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this letter of transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at DTC as such noteholder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name and address (or account number) of the person signing this letter of transmittal.

      6.     TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Original Notes pursuant to the Exchange Offer. If, however, Exchange Notes or Original Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the exchange of Original Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

      7.     TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder of any Original Notes or Exchange Notes must provide the Company (as payor) with its correct taxpayer identification number (“TIN”), which, in the case of a holder who is an individuals is his or her social security number. If the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding of 28% on interest payments on the Exchange Notes.

      To prevent backup withholding, each tendering holder must provide such holder’s correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the holder is a U.S. person (including a U.S. resident alien), that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Exchange Notes will be registered in more than one name or will not be in the name of the actual owner, consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent or from the Internal Revenue Service’s website at www.irs.gov, for information on which TIN to report.

      If a tendering holder does not have a TIN, that holder should consult the instructions on Form W-9 concerning applying for a TIN, check the box in Part III of the Substitute Form W-9, write “applied for” in lieu of its TIN and sign and date the form and the Certificate of Awaiting Taxpayer Identification Number. Checking this box, writing “applied for” on the form and signing such certificate means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If the holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

      Certain foreign individuals and entities will not be subject to backup withholding or information reporting if they submit a Form W-8BEN (or such other Form W-8, as applicable) signed under penalties of perjury, attesting to, among other things, their foreign status. An appropriate Form W-8 can be obtained from the Exchange Agent or from the Internal Revenue Service’s website at www.irs.gov.

      The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company’s obligations regarding backup withholding.

      8.     VALIDITY OF TENDERS. All questions as to the validity, form, eligibility, time of receipt, acceptance and withdrawal of tendered Original Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Original Notes not properly tendered or any Original Notes the Company’s acceptance of which might, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the absolute right to waive any irregularities or conditions of tender as to particular Original Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer, including this letter of transmittal and the instructions hereto, shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Original Notes, nor shall any of them incur any liability for failure to give such notification.

      9.     WAIVER OF CONDITIONS. The Company reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the prospectus.

      10.     NO CONDITIONAL TENDER. No alternative, conditional, irregular or contingent tender of Original Notes will be accepted.

      11.     MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL NOTES. Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This letter of transmittal and related documents cannot be processed until the procedures for replacing lost, stolen or destroyed Original Notes have been followed.

      12.     REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or for additional copies of the prospectus or this letter of transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this letter of transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

      13.     WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the prospectus under the caption “The Exchange Offer — Withdrawal of Tenders.”

      IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU HEREOF (TOGETHER WITH THE ORIGINAL NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

      GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social security numbers (“SSN”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers (“EIN”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the name and social security number of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC	The owner(3)

For this type of account:		Give the name and employer identification number of:

6.	Sole proprietorship or single-owner LLC	The owner(3)
7.	A valid trust, estate, or pension trust	Legal entity(4)
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization account	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name, but you may also enter your business or “doing-business-as” name. You may use either your SSN or your EIN (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
NOTE:    If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees specifically exempted from backup withholding on ALL payments include the following:

•	A corporation.

•	A financial institution.

•	An organization exempt from tax under section 501(a), or an individual retirement plan.

•	The United States or any agency or instrumentality thereof.

•	A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency, or instrumentality thereof.

•	A registered dealer in securities or commodities registered in the U.S., the District of Columbia or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

•	An entity registered at all times under the Investment Company Act of 1940.

•	A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

•	Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals.

NOTE:    You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Payments made to a nominee.

Exempt payees described above should deliver Form W-9 to avoid possible erroneous backup withholding. If you are an exempt payee, furnish your taxpayer identification number, check the box in Part 4, sign and date the form and return it to the payer.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE. — Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

SUBSTITUTE FORM W-9

To Be Completed by All Tendering Noteholders
(See Instruction 5)
(Sign this Substitute Form W-9 in Addition to the Signature(s) Required Above)
PAYER’S NAME: AMKOR TECHNOLOGY, INC.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1 — Please provide your Taxpayer Identification Number in the box to the right and certify by signing and dating below.	--------------------------------------- Name --------------------------------------- Social Security Number or --------------------------------------- Employer Identification Number

Payer’s Request for Taxpayer Identification Number (“TIN”)	Part 2 — Certification — Under the penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

Part 3 — Awaiting TIN ☐

Part 4 — Exempt ☐

Certificate Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 4 above.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
Sign Here
Signature: Date:
Name (Please Print):

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the Paying Agent, 28% of all reportable payments made to me will be withheld, but will be refunded if I provide a certified taxpayer identification number within 60 days.
Signature Date:

NOTE:	IF YOU ARE A U.S. SHAREHOLDER, FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. FOR ADDITIONAL DETAILS, PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.